THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON SEPTEMBER 11, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                           WEIRTON STEEL CORPORATION

                            400 Three Springs Drive
                       Weirton, West Virginia  26062-4989


                             LETTER OF TRANSMITTAL

                       For 11 3/8% Senior Notes due 2004

                                Exchange Agent:
                             Bankers Trust Company


                            Facsimile Transmission:
                                 (615) 315-0139

                            Confirm by telephone to:
                               (615) 835-3572 or
                                 (615) 835-3573


                                    By Mail:
                             Bankers Trust Company
                        c/o BT Services Tennessee, Inc.
                        Corporate Trust and Agency Group
                              Reorganization Dept.
                                P.O. Box 292737
                        Nashville, Tennessee 37229-2737


                          By Hand/Overnight Delivery:
                             Bankers Trust Company
                        Corporate Trust and Agency Group
                           Reorganization Department
                           Receipt & Delivery Window
                        123 Washington Street, 1st Floor
                           New York, New York  10006


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated August 9, 1996 (the "Prospectus") of Weirton Steel Corporation, a Delaware corporation (the "Issuer"), and this Letter of Transmittal for 11 3/8% Senior Notes due 2004 which may be amended from time to time (this

"Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 3/8% Senior Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 11 3/8% Senior Notes due 2004 that were issued and sold on July 3, 1996 in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Senior Notes").

   The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

   All holders of Senior Notes who wish to tender their Senior Notes must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Senior Notes or, if a tender of Senior Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Depositary"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Senior Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- How to Tender" in the Prospectus. (See Instruction 1).

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Senior Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Senior Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

   The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or William R. Kiefer, Vice President-Law and Secretary of the Company, at (304) 797-2000, 400 Three Springs Drive, Weirton, WV 26062-4989.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

   Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

   List in Box 1 below the Senior Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Senior Notes on a separate SIGNED schedule and affix that schedule to this Letter.

                                     BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS

NAME(S) AND ADDRESS(ES) OF REGISTERED       CERTIFICATE    PRINCIPAL AMOUNT     PRINCIPAL
 HOLDER(S) (PLEASE FILL IN IF BLANK)       NUMBER(S)(1)    OF SENIOR NOTES      AMOUNT OF
                                                                              SENIOR NOTES
                                                                               TENDERED(2)
- ------------------------------------------------------------------------------------------
                                           _______________________________________________
                                           _______________________________________________
                                           _______________________________________________
                                            TOTALS:
- ------------------------------------------------------------------------------------------

(1) Need not be completed if Senior Notes are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Senior Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.


Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Senior Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Senior Notes tendered.

   The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Senior Notes, with full power of substitution, to: (a) deliver certificates for such Senior Notes to or for the order of the Issuer; (b) deliver Senior Notes and all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Senior Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Senior Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Senior Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Senior Notes tendered.

   The undersigned agrees that acceptance of any tendered Senior Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Senior Notes, the undersigned certifies (a) that it is not an Affiliate of the Company, that it is not a broker-dealer that owns Senior Notes acquired directly from the Company or an affiliate of the Company, that it is acquiring the Exchange Notes offered hereby in the ordinary course of such Transferor's business and that such Transferor has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Company or of the initial purchaser of the Senior Notes in the Initial Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a participating broker-dealer and that it will deliver a prospectus in connection with any resale of the Exchange Notes.

   The undersigned represents that if it is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes in the Exchange Offer, it represents that the Senior Notes to be exchanged for the Exchange Notes were acquired as a result of market-making, or other trading activities.

   The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

   All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

   Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Senior Notes not tendered but represented by a certificate also encompassing Senior Notes which are tendered) to the undersigned at the address set forth in Box 1.

   The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[ ] CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:___________________________________________

    Account Number:__________________________________________________________

    Transaction Code Number:_________________________________________________

[ ] CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):__________________________________________

    Date of Execution of Notice of Guaranteed Delivery:______________________

    Window Ticket Number (if available):_____________________________________

    Name of Eligible Institution which Guaranteed Delivery:__________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2


                               PLEASE SIGN HERE
                     WHETHER OR NOT SENIOR NOTES ARE BEING
                          PHYSICALLY TENDERED HEREBY


                      X
                        ---------------------------   ----------


                      X
                        ---------------------------   ----------

                        SIGNATURE(S) OF OWNER(S)       DATE
                        OR AUTHORIZED SIGNATORY

Area Code and Telephone Number:
                                --------------------------------

This box must be signed by registered holder(s) of Senior Notes as their name(s) appear(s) on certificate(s) for Senior Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below (See Instruction 3).

Name(s)
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity
        ------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Signature(s) Guaranteed
                           -----------------------------------------------------
by an Eligible Institution:      (AUTHORIZED SIGNATURE)
   (If required by
                           -----------------------------------------------------
   Instruction 4)                       (TITLE)

                           -----------------------------------------------------
                                    (NAME OF FIRM)

                                     BOX 3

                                             TO BE COMPLETED BY ALL  TENDERING HOLDERS
                                               PAYOR'S NAME: BANKERS  TRUST COMPANY
- ------------------------------------------------------------------------------------------------------------------------------------
                              Part 1--PLEASE PROVIDE YOUR TIN IN
                              THE BOX AT RIGHT AND CERTIFY BY
                              SIGNING AND DATING BELOW.
                                                                                  SOCIAL SECURITY NUMBER(S)
                                                                                  OR EMPLOYER IDENTIFICATION
                                                                                         NUMBER(S)
- ------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9                     PART 2-CERTIFICATION- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
DEPARTMENT OF THE            (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
TREASURY INTERNAL                 number to be issued to me), and
REVENUE SERVICE              (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup
 PAYOR'S REQUEST FOR              withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
 TAXPAYER IDENTIFICATION          notified me that I am no longer subject to backup withholding.
     NUMBER ("TIN")          CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PART 3
                             SIGNATURE                         DATE           , 1996
                                      -------------------------    -----------
                                                                                                   AWAITING TIN [ ]
- ------------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until provide a taxpayer identification number.

Signature                                        Date               , 1996
          --------------------------                  --------------

                      BOX 4                                                    BOX 5

          SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 3 AND 4)                                  (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Senior          To be completed ONLY if certificates for Senior
Notes in a principal amount not exchanged, or            Notes in a principal amount not exchanged, or
Exchange Notes, are to be issued in the name of          Exchange Notes, are to be sent to someone other
someone other than the person whose signature            than the person whose signature appears in Box 2
appears in Box 2, or if Senior Notes delivered by        or to an address other than that shown in Box 1.
book-entry transfer which are not accepted for
exchange are to be returned by credit to an              Deliver:
account maintained at the Depositary other than
the account indicated above.                             (check appropriate boxes)

Issue and deliver:                                       [ ]                Senior Notes not tendered

(check appropriate boxes)                                [ ]                Exchange Notes, to:

[ ]  Senior Notes not tendered                           Name
                                                             -------------------------------------------
[ ]  Exchange Notes, to:                                                  (PLEASE PRINT)

Name                                                     Address
    ---------------------------------------------               ----------------------------------------
                 (PLEASE PRINT)
                                                         -----------------------------------------------
Address


Please complete the Substitute Form W-9 at  Box 3

Tax I.D. or Social Security Number:
                                   --------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     If tendered Senior Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Senior Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Senior Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or Senior Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Senior Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

     Any beneficial owner whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Senior Notes should contact such holder promptly and instruct such holder to tender Senior Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Senior Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Senior Notes, either make appropriate arrangements to register ownership of the Senior Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

     Book-Entry Transfer. The Exchange Agent will make a request to establish an account with respect to the Senior Notes at the Depositary for purposes of the Exchange Offer within two business days after receipt of this Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Senior Notes by causing the Depositary to transfer such Senior Notes into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Senior Notes may be effected through book-entry transfer at the Depositary, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the back cover page of this Prospectus on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A noteholder may tender Senior Notes that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program ("ATOP"), for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Senior Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     THE METHOD OF DELIVERY OF SENIOR NOTES AND ALL OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER. IF SENT BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, RETURN RECEIPT REQUESTED, BE USED, PROPER INSURANCE BE OBTAINED, AND THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

     Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the Exchange Agent.

     Guaranteed Delivery Procedures. If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Senior Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a Notice of Guaranteed Delivery or a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Senior Notes being tendered, the names in which the Senior Notes are registered and, if possible, the certificate numbers of the Senior Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Senior Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Senior Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal (or facsimile thereof) and any other required documents), or a properly completed Agent's Message is received by the Exchange Agent within the period set forth above, the Company may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

     A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Senior Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Senior Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Senior Notes (or a timely Book-Entry Confirmation).

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Senior Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Senior Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Senior Notes. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

     Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Senior Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must so indicate the principal amount tendered in the fourth column of Box 1 above. All of the Senior Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Senior Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Senior Notes represented by a submitted certificate is tendered (or, in the case of Senior Notes tendered by book-entry transfer, such non-exchanged Senior Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of this Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Senior Notes to be withdrawn, the certificate numbers of Senior Notes to be withdrawn, the principal amount of Senior Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Senior Notes exchanged, and the name of the registered holder of such Senior Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Senior Notes being withdrawn. The Exchange Agent will return the properly withdrawn Senior Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS. If this Letter is signed by the holder(s) of Senior Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Senior Notes, without alteration, enlargement or any change whatsoever.

     If any of the Senior Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Senior Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Senior Notes are tendered; and/or (ii) untendered Senior Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Senior Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

     4. GUARANTEE OF SIGNATURES. Signatures on this Letter must be guaranteed by an Eligible Institution, unless Senior Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Institution (as defined in Instruction 1, above). If Senior Notes are registered in the name of a person other than the signer of this Letter, the Senior Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Senior Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Senior Notes by book-entry transfer may request that Senior Notes not exchanged be credited to such account maintained at the Depositary as such holder may designate.

     6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Senior Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Senior Notes are in more than one name or

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

are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     7. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Senior Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Senior Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Senior Notes to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Senior Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent, at the address indicated above, for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

     IMPORTANT: This Letter (together with certificates representing tendered Senior Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).

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